UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2013

Streamline Health Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28132	31-1455414
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1230 Peachtree Street, NE, Suite 1000,

Atlanta, GA 30309

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (404) 446-0050

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 — Regulation FD Disclosure.

Streamline Health Solutions, Inc. (the “Company”) is furnishing presentation materials to be discussed with various institutional investors in London, England on June 10, 2013, included as Exhibit 99.1 to this Current Report on Form 8-K. The Company undertakes no obligation to update these presentation materials in the future, except as may be required by law.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION

99.1	Streamline Health Solutions, Inc. Presentation Materials presented on June 10, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Streamline Health Solutions, Inc.

Date: June 10, 2013	By:	/s/ Nicholas A. Meeks
Nicholas A. Meeks
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99.1	Streamline Health Solutions, Inc. Presentation Materials presented on June 10, 2013.